UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

Electronic Cigarettes International Group, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Ironwood Drive, Grand Rapids, MI 49534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In conjunction with Electronic Cigarettes International Group, Ltd’s (the “Company”) recent restructuring, the Company had requested that certain members of the board of directors submit their resignation. As such, on March 6, 2015, William R. Fields, Marc Hardgrove, Charles L. Jarvie, Howard Lefkowitz and Tim McClure each submitted a notice of resignation resigning as director to the Company effective upon receipt of such notice by the Company. The resignations were not as a result of any disagreements with us.

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 10, 2015, the Company held a Special Meeting of Stockholders (the “Special Meeting”). As described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2015 (the “Proxy Statement”), stockholders were asked at the Special Meeting to consider and vote on proposals (1) to give the Board of Directors the authority to effectuate a reverse stock split of the Company’s outstanding common stock, $0.001 par value per share, at an exchange ratio ranging between 1-for-5 and 1-for-20 (“Proposal 1”) and (2) to amend the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock, par value $0.001 per share, from 300,000,000 to 350,000,000, of which 330,000,000 will be classified as common stock and 20,000,000 will be classified as preferred stock (“Proposal 2”).

Of the 246,398,668 shares outstanding and entitled to vote as of the record date for the Special Meeting, 194,759,070 shares were present at the Special Meeting in person or by proxy. As such, a quorum was established at the Special Meeting.

The stockholders approved Proposal 1 by a vote of 163,760,975 for; 30,556,095 against; and 442,000 abstentions. No broker non-votes were cast on this matter.

Proposal 2 failed to receive the vote of 50% of the outstanding shares required to amend the charter. The number of votes cast were 79,090,556 for; 57,232,692 against; and 7,437,566 abstentions. No broker non-votes were cast on this matter.

Further information regarding this matter is contained in the Proxy Statement.

Item 8.01	Other Events.

On March 10, 2015, the Company issued a press release announcing the results of the Special Meeting. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1 Press Release of Electronic Cigarettes International Group, Ltd., dated March 10, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015		ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.
	By:	/s/ Philip Anderson
Name: Philip Anderson Title: Chief Financial Officer